Mosaic Equity Trust

Mosaic Mid-Cap Fund
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Foresight Fund

Annual Report

December 31, 2001

Letter to Shareholders

  This past year we lived through national calamities and an economic recession. We endured times of great sadness and distress, yet we enter 2002 with great hopes and optimism for better times.

It is our goal, as the manager of your assets, to provide you with solid investment returns through all kinds of environments. We approach our investment decisions from a firm foundation and with a healthy mix of optimism and pessimism. Over the four decades of our firm’s operation, our intent has been to match what we believe is the goal of most investors: the best possible returns without taking on undue risk.

Over the past two years we’ve seen a major reversal in the long-running bull market in stocks, with many aggressive investors finding a new awareness of the meaning of risk. Investors who took a more cautious approach to stock investing have witnessed quite different results. While our funds have not been immune from the overall drop in the stock market, we believe we’ve weathered the difficulties remarkably well. In the year 2000, when the major indices were down double-digits, all of the funds in Equity Trust were up double digits. For the calendar year 2001, all of the funds in the Equity Trust had either positive returns or small losses, while the overall market, as measured by the S&P 500 was down double-digits again.

This performance has not gone unnoticed. Our management and managers have been featured in national magazines including Businessweek, SmartMoney, and Mutual Funds Magazine; by the editorial staff at CNN.com, CBSMarketwatch.com; and on national TV at CNBC.

As we speak to these various reporters, we strive to communicate that our relative success comes from a deep-rooted investment philosophy which has kept us grounded over the many years we’ve been managing money. Long-term investors in our funds know that we exercise this discipline through all kinds of markets, with the firm belief that managing risk is an important part of producing results over time.

Regardless of market dynamics, we feel that most investors will always be well served by an exposure to our growth-at-a-reasonable risk approach. We thank you for your confidence in our investment discipline, and I encourage you to contact us anytime you have questions about your Mosaic investments.

Sincerely,

(signature)

Katherine Frank
President

Management’s Discussion of Fund Performance

Review of Period

The year ended December 31, 2001 showed considerable relative strength for the funds in Equity Trust. Mid-Cap returned 15.32% for the one-year period, followed by Balanced with 1.17%, Investors with -2.52% and Foresight with a -2.97%. Over the same period, the S&P 500 Index dropped -11.88%. All of the funds in Equity Trust handily outperformed their benchmarks and their peers in their appropriate Lipper categories for the period.

Market in Review

The year 2001 was a difficult one on many fronts, including the economy and equity markets. A recession officially began in March, with the S&P 500 declining double-digits for the second straight year. The last two-year S&P 500 losing streak was over a quarter of a century ago in 1973-74.

Throughout the year, volatility was the watchword. Daily price moves of 1% or more in the S&P 500 were the norm, rather than the exception. The market took a major blow in the wake of the September terror attacks, and then staged a solid comeback in the fourth quarter. Aggressive Fed policy, dramatically reduced expectations, an economy beginning to show signs of life, and reasonable valuations were the primary drivers leading to the strong recovery in stock prices. Surprising to many was the strength that materialized in the economy in the fourth quarter. Employment, housing, durable goods orders and purchasing managers surveys all came in stronger than expected. Although the evidence is growing that the worst of the economic downturn is behind us, it is possible that the markets may have gotten ahead of themselves.

Investors in U.S. stocks reaped considerably different results depending on stock and sector selection. The most popular sector of the late 1990s, technology, was hard-hit across the board, with the S&P 500 tech stocks losing -26.01% for the year. Consumer Discretionary led the S&P 500 sectors, with a gain of 1.95% for the year, while Consumer Staples, such as supermarket stocks, were down -8.30%. The other sectors that we traditionally emphasize, Healthcare and Financials, were off -12.94% and -10.53% respectively.

Outlook

The response by the Federal Reserve Board to our economic woes has been swift and aggressive. Fiscal stimulus in the form of a $1.3 trillion tax cut, 11 Fed rate cuts from 6.5% to 1.75%, and a substantial growth in liquidity have begun to stabilize the economy and boost the equity markets. However, we believe the economy will continue to encounter challenges in 2002 and is unlikely to stage a rapid recovery. Consumer spending is not keeping pace with the late 1990’s, exports will probably not accelerate soon, capital expenditures remain at depressed levels and we believe this recession will not end with a great deal of pent-up demand.

Still, there are many reasons to be optimistic. The success of the world’s cooperative response to the September 11 terrorist attacks has created an unanticipated level of geopolitical stability. Low interest rates with little threat of inflation and reduced energy prices will help to fuel economic growth. In addition, inventory levels are now very low and rebuilds alone could lift GDP growth by as much as 1.4% in 2002. Assuming the number of positive earnings revisions continues to grow, the mountains of cash accumulated on the sidelines should flow back into stocks. We anticipate an improved stock market next year.

Maintaining realistic expectations, however, will be important. We expect the market to cycle between recoveries and retreats, with continued high volatility. It is not surprising to note that 2001 was the most volatile year for the stock market in 18 years. The S&P 500 moved more than 1% up or down over 40% of the trading days while 1% swings in the Nasdaq occurred almost 70% of the time. Sticking to a discipline during uncertain times is essential.

Interview with lead equity manager Jay Sekelsky

  Can you summarize the performance of the funds in Equity Trust in 2001?

This past year was trying in many respects, yet we are proud of the way our funds withstood all of the economic and market difficulties. We had outstanding results in Mid-Cap, with a 15.32% return, on top of its stellar 18.46% return in 2000. Balanced rode strong bond returns to a 1.17% return, while Investors and Foresight were down -2.52% and -2.97% respectively. All of the funds in Equity Trust showed significant outperformance against all the standard metrics. I know from both conversations and market statistics that many investors had a year considerably worse than our results would suggest. It has always been our objective to provide a solid, core investment approach that can help investors reach their goals in all kinds of market environments. It is extremely rewarding to know that we achieved this goal in the year 2001, which was such a difficult market for so many. Our longer-term results are also quite strong. Mosaic Investors, Balanced and Mid-Cap were all ahead of their Lipper peer groups for the one, three, and five year returns, while Foresight, our newest fund, was ahead for one and three year returns.

Mosaic Investors

Did you make any significant changes to the portfolio since December 31, 2000?

Portfolio turnover was moderate in 2001, although this past year saw another year of extremes. The market as a whole was highly volatile, and sector performance was quite varied: the S&P 500 technology sector dropped -26%, while the S&P 500 consumer discretionary sector was up 1.95% for the year. This kind of volatility and unevenness promotes turnover in actively managed portfolios like Investors, but we entered the year with many companies that we felt could weather a difficult year. Most of the companies we liked at the end of the year 2000 were still with us in 2001. Of the top 10 holdings at the beginning of the period, only two—Tellabs and Lowes—were not held at the end of the period. Tellabs became another victim of the bear market in tech and telecommunications and we cut our losses; home improvement chain Lowes was sold at a nice profit when we felt it was fully valued. New names in the portfolio include Check Point Software, a leading writer of security software; entertainment conglomerate Viacom; and Telephone & Data Systems (TDS), a regional telephone and cable operator.

What holdings were the strongest contributors to fund performance?

We had a number of positive contributors to performance. One of the stronger sectors for Mosaic Investors was the consumer discretionary area. We had excellent performance from discount retailers Ross Stores and Target, fashion retailer Liz Clairborne and Viacom. We were overweighted in this sector compared with the S&P 500 and the stocks we owned outperformed the overall sector. Although healthcare as a sector was down double digits for the year, our holdings were actually positive, led by a strong year from Johnson & Johnson. Although we were comparatively light in technology, particularly by the end of the period, we generated solid returns from our judicious trades of Dell, Microsoft and Nokia.

What holdings were the largest constraints on performance?

Among the hardest hit sectors in the market were technology and telecommunications. Our stake in Tellabs, a provider of telecom hardware, was sold at a significant loss during the period. We also had exposure to the single worst S&P sector, utilities, and sold utility-holding company AES in light of its difficulties in overseas markets. While mutual fund owner Stilwell Financial was a strong performer in the fourth quarter, it was negative for the year. We continue to hold Stilwell, considering it a good candidate to outperform when the economy turns positive.

Mosaic Balanced

Did you make any significant changes to the portfolio since December 31, 2000?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as discussed on the previous page. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 63.5% stocks and finished the period at 58.7% in stocks. While we don’t attempt to time the market in Balanced by making major asset class bets, the allocation does reflect the relative strength in the bond market. Bonds outperformed the major stock indices for the second year in a row, boosting that area’s allocation in the portfolio, while we continued to be cautious regarding valuation and risk in the equity markets.

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced significantly outperformed a dismal market, but were still negative for the year. As noted in the performance discussion for Mosaic Investors, the results were a combination of stock-picking, concentration in the market’s stronger sectors, and underweighting in some of the market’s most troubled sectors.

How did the bond holdings in Balanced contribute to overall performance?

The year 2001 was an excellent year for bonds as an asset class, helping Balanced outperform its all-stock sibling, Mosaic Investors. We continued to show a preference for corporate and agency issues, which returned a marked yield advantage over Treasuries over the course of the period. The end result was an excellent year for the Fund’s bonds.

Mosaic Mid-Cap

How would you characterize the performance of Mosaic Mid-Cap for 2001?

Mosaic Mid-Cap completed its second straight double-digit positive year, with an annual return of 15.32% in the wake of an 18.46% return in 2000. The relative strength of smaller stocks was quite pronounced over the course of the past year as well, with the S&P 500 down -7.10%, while the S&P Mid-Cap 400 was -0.59%. We were quite pleased to be able deliver returns in considerable excess to our benchmarks and peers.

Did you make any significant additions to the portfolio since December 31, 2000?

The basic composition of the portfolio in terms of sectors has remained stable through the period, with our heaviest weightings in consumer and financial areas, while underweighting technology and telecommunications. As always, these are not top-down sector bets, but a result of our bottom-up stock-by-stock analysis of growth and valuation characteristics. Within these sectors, we saw some rotation of names, as we continually evaluate our holdings and alternatives.

In the consumer area, we added advertiser Interpublic, which was a strong performer for the period; fast-food chain Jack In The Box; media conglomerate Liberty Media; and office supply store Office Depot, which were among the top-performing S&P 500 stocks for the year. In the financial area we added brokerage A.G. Edwards and insurer Odyssey Re Holdings. In healthcare we got nice boosts from new holding Apogent Technologies, which produces laboratory products for the clinical, research and industrial markets, and Edwards Lifesciences, maker of products that treat advanced cardiovascular disease, including the most widely used artificial heart valve. Although technology was a drag on the market for the year, the sector had a strong fourth quarter and the addition of what is currently our largest tech holding, Avnet, was positive for the portfolio. Avnet distributes technological products such as semiconductors made by leading manufacturers.

What holdings were the strongest contributors to fund performance?

For the year, the Fund’s out-performance came from a combination of stock selection, overweighting in the consumer discretionary sector, and undeweighting in technology. Top performing stocks included: Ross Stores, Office Depot, Interpublic Group, Tricon Global Restaurants and Mohawk Industries.

What holdings were the largest constraints on performance?

Several of our technology stocks were a drag on performance including Computer Sciences, CTS Corporation, and American Power Conversion. Computer Sciences, a consulting firm, suffered from the overall economic downturn as companies cut back on outsourcing as part of their overall economizing. Computer Sciences is no longer in the Fund’s portfolio due to our lack of confidence in their ability to grow over the long term.

Stilwell, the parent company of Janus Funds, sold off as assets under management declined in line with the equity markets. We continued to hold Stilwell through the end of the period, on the conviction that the company’s valuation remained attractive, while its fund franchise remained intact.

Beginning next year, we will compare the performance of the Mid-Cap Fund to the Russell Mid-Cap Index, rather than to the S&P500. We believe the Russell Mid-Cap Index, because it is made up of companies with market capitalizations in the same range asthose purchased for the Mid-Cap Fund, is a more appropriate broad based index by which to compare the fund’s performancethan the S&P 500. In addition, the Russell Mid-Cap Index is more representative of the broader market than the S&P 500 Index,in that the Russell Mid-Cap Index contains all companies falling within the designated range, whereas S&P indices only contain aselect number of companies that fall within the respective index’s parameters and whose performance may not reflect the broadermarket as accurately. Both indices are presented this year for your information.

Mosaic Foresight Fund

  An interview with Foresight manager and Madison Investment Advisors’ founder and President, Frank Burgess.

How would you characterize the performance of Foresight for the period?

One of our goals is to protect shareholders from major downdrafts in the market. Over the past two years we’ve had two terrible back-to-back years in the market, yet shareholders in Foresight have experienced solid positive returns over this period, even though we were slightly negative for 2001. The fund’s -2.97% for the year was far better than the S&P 500’s -11.88%, and well ahead of our peer group as tracked by the Lipper Flexibile Portfolio Index, which was down -7.21%. Still, we are never truly pleased with negative annual returns, and we hope to see better returns in an improving 2002 economy.

Did you make any significant changes to the portfolio since December 31, 2000?

In Foresight there are two important areas subject to change: allocation among stocks, bonds and cash, and stock holdings. We began the period in a defensive posture with close to 60% of the portfolio in fixed-income products. Over the course of the year, as the federal reserve tightened interest rates and the stock market swooned, we saw little reason to jump in to the equity market with both feet. In fact, by the end of the period our fixed-income exposure had grown to close to 70% of the portfolio. Within the stock side of the portfolio we sold home improvement chain Lowes for a nice gain, feeling the stock was fully valued. We added heart-valve manufacturer Edwards Lifesciences and regional airline Midwest Express, as we continued to seek companies with solid and sustainable earnings.

What holdings were the strongest contributors to fund performance?

Over the course of the past year, we found attractive stock holdings in a limited portion of the market. As a result, our stock holdings tended to be concentrated in financials, while our fixed-income assets were split between short-term notes and government agency bonds. The bond holdings were positive for the year. We had strong stock performance from Lowes, bankers Southtrust and Marshall & Ilsley, and fashion producer Liz Claiborne.

What holdings were the largest constraints on performance?

Our exposure to technology followed the course of that sector, as we saw losses in security software producer Check Point Software, Cisco Systems and Tellabs. Bristol-Myers Squibb was a disappointment in the healthcare area, while Midwest Express airlines was not immune from that industry’s woes in the wake of the terrorist attacks of September.

What is your outlook for the fund’s allocation going forward?

Although we are always prepared to take the fund further away from a troubled stock market, we actually foresee a trend in the opposite direction. As interest rates bottom and the economy begins to revive—a scenario we see for next year, we will want to take advantage of the prospects for brighter equity returns. At the same time, 2001 has made it vividly clear that we live in a world fraught with risk, and we stand by our primary mission of helping our shareholders moderate their investment risk.

Independent Auditors’ Report

To the Board of Trustees and Shareholders of Mosaic Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mosaic Equity Trust (the “Trust”), including Investors Fund, Balanced Fund, Mid-Cap Growth Fund, and Foresight Fund (collectively, the “Funds”), as of December 31, 2001, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

 Deloitte & Touche LLP
 (signature)

Chicago, Illinois
February 8, 2002

Investors Fund • Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 89.7% of net assets
BANKS: 7.4%
US Bancorp	48,000	$1,004,640
Wells Fargo & Co.	29,235	1,270,261
CONSUMER DISCRETIONARY-MEDIA: 14.4%
Interpublic Group Co.	44,145	1,304,043
Liberty Media Corp.	71,340	998,760
Scripps, Company	11,195	738,870
Viacom, Inc.*	30,490	1,349,182
CONSUMER DISCRETIONARY-OTHER: 9.6%
Liz Claiborne	19,290	959,677
McDonald's Corp.	40,000	1,058,800
Target Corp.	22,060	905,563
CONSUMER STAPLES: 6.6%
Kroger Company	44,350	925,585
Safeway, Inc.*	26,055	1,087,796
FINANCIAL SERVICES: 14.1%
Federal Home Loan Mortgage Corp.	17,200	1,124,880
MBNA Corp.	28,660	1,008,832
Morgan Stanley Dean Witter	19,810	1,108,171
Stilwell Financial, Inc.	38,550	1,049,331
HEALTHCARE:12.3%
Abbott Laboratories	14,805	825,379
Bristol-Myers Squibb	18,735	955,485
Johnson & Johnson	13,435	794,009
Pfizer, Inc.	29,545	1,177,368
INDUSTRIAL:3.6%
Dover Corp.	29,500	1,093,565
INSURANCE:9.9%
MGIC Investment Corp.	16,595	1,024,243
Markel Corp.*	5,910	1,061,731
Mercury General Corp.	21,630	944,366
MATERIALS:2.4%
Martin Marietta Materials	15,580	726,028
TECHNOLOGY: 6.0%
American Power Conv.*	72,855	1,053,483
Check Point Software Tech.*	19,375	772,870
TELECOMMUNICATIONS:3.4%
Telephone and Data Systems, Inc.	11,750	1,054,563
TOTAL COMMON STOCKS (cost $25,020,076)		$27,377,481
REPURCHASE AGREEMENT: 11.5% of net assets
Morgan Stanley Dean Witter and Company issued 12/31/01 at 1.4%, due 1/2/02, collateralized by $3,582,526 in United States Treasury Notes due 4/30/02. Proceeds at maturity are 3,512,273 (cost $3,512,000)		3,512,000
TOTAL INVESTMENTS: 101.2% of net assets (cost 28,532,076)		$30,889,481
CASH AND RECEIVABLES LESS LIABILITIES: (1.2)% of net assets		(363,004)
NET ASSETS: 100%		$30,526,477)

*Non-income producing

Balanced Fund • Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 58.7% of net assets
BANKS: 5.0%
US Bancorp	24,977	$ 522,769
Wells Fargo & Co.	14,165	615,469
CONSUMER DISCRETIONARY-MEDIA: 9.4%
Interpublic Group Co.	21,155	624,919
Liberty Media Corp.	34,820	487,480
Scripps, Company	5,840	385,440
Viacom, Inc.*	14,560	644,280
CONSUMER DISCRETIONARY-OTHER: 6.4%
Liz Claiborne	9,890	492,027
McDonald's Corp.	19,935	527,679
Target Corp.	11,080	454,834
CONSUMER STAPLES: 4.3%
Kroger Company	23,500	490,445
Safeway, Inc.*	11,620	485,135
FINANCIAL SERVICES: 9.2%
Federal Home Loan Mortgage Corp.	8,800	575,520
MBNA Corp.	13,690	481,888
Morgan Stanley Dean Witter	9,715	543,457
Stilwell Financial, Inc.	18,660	507,925
HEALTHCARE:8.3%
Abbott Laboratories	8,150	454,363
Bristol-Myers Squibb	8,990	458,490
Johnson & Johnson	6,800	401,880
Pfizer, Inc.	14,395	573,641
INDUSTRIAL:2.1%
Dover Corp.	13,240	490,807
INSURANCE:6.4%
MGIC Investment Corp.	7,935	489,748
Markel Corp.*	2,855	512,901
Mercury General Corp.	10,330	451,008
MATERIALS:1.6%
Martin Marietta Materials	7,695	358,587
TECHNOLOGY:3.9%
American Power Conversion*	35,960	519,982
Check Point Software Technologies*	9,375	373,969
TELECOMMUNICATIONS: 2.1%
Telephone and Data Systems, Inc.	5,405	485,099
TOTAL COMMON STOCKS (cost $12,193,897)		$13,409,742
	PRINCIPAL AMOUNT	VALUE
DEBT INSTRUMENTS: 33.3% of net assets
Corporate Obligations: 23.0%
Associates Corp. NA, 5.75%, 11/1/03	325,000	$ 338,826
Cardinal Health Inc., 6.25%, 7/1/08	390,000	399,262
Computer Sciences Corp., 7.5%, 8/8/05	255,000	273,487
Daimler Chrysler, 7.20%, 9/1/09	250,000	250,313
Ford Motor Credit Co., 6.875%, 2/1/06	325,000	325,812
Gap, Inc., 6.9%, 9/15/07	345,000	280,744
General Motors Acceptance Corp., 5.75%, 11/10/03	330,000	336,187
Hewlett-Packard Co., 7.15%, 6/15/05	250,000	263,437
Household Finance Corp., 7.875%, 3/1/2007	300,000	322,875
International Lease Finance Corp., 8.375%, 12/15/04	315,000	344,531
Kohls Corp., 6.7%, 2/1/06	280,000	297,150
Lexmark International, 6.75%, 5/1/08	290,000	282,025
Lowe’s Companies, 8.25%, 6/1/10	250,000	282,812
SBC Communication, 5.75%, 5/2/06	150,000	153,898
Sun Microsystems Inc., 7.5%, 8/15/06	200,000	209,000
Target Corp., 7.5%, 2/15/05	300,000	327,750
The Goldman Sachs Company, 7.35%, 10/1/09	230,000	242,650
Worldcom Inc., 7.75%, 4/1/07	305,000	322,007
US Treasury & Agency Obligations: 10.3%
Federal Home Loan Mortgage Corp, 7.375%, 5/15/03	605,000	643,569
Federal National Mortgage Association, 6.375%, 11/15/03	750,000	794,063
Federal National Mortgage Association, 6.48%, 12/24/07	400,000	412,772
Federal National Mortgage Association, 7.25%, 1/15/10	300,000	331,494
US Treasury Notes, 6.25%, 8/31/02	170,000	174,947
TOTAL DEBT INSTRUMENTS (cost $7,440,070)		$ 7,609,611
REPURCHASE AGREEMENT: 8.7% of net assets
Morgan Stanley Dean Witter and Company issued 12/31/01 at 1.4%, due 1/2/02, collateralized by $2,021,801 in United States Treasury Notes due 4/30/02. Proceeds at maturity are $1,982,154 (cost $1,982,000)		1,982,000
TOTAL INVESTMENTS: 100.7% of net assets (cost $21,615,967)		$23,001,353
CASH AND RECEIVABLES LESS LIABILITIES: (0.7)% of net assets		(145,068)
NET ASSETS: 100%		$22,856,285

*Non-income producing

Mid-Cap Fund • Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 88.4% of net assets
BANKS: 2.5%
Southtrust Corp.	13,160	$ 324,657
CONSUMER DISCRETIONARY-MEDIA: 12.3%
Interpublic Group Co.	8,260	244,000
Liberty Media Corp.	27,715	388,010
Rogers Communication*	18,370	308,616
Scripps, Company	3,700	244,200
Valassis Comm., Inc.*	11,825	421,206
CONSUMER DISCRETIONARY-OTHER: 16.2%
Ethan Allen Interiors	6,180	257,026
Jack in the Box Inc.*	12,200	335,988
Liz Claiborne	8,090	402,478
Office Depot Inc.*	26,065	483,245
Toys R Us*	19,665	407,852
Tricon Global Restaurant*	4,460	219,432
CONSUMER STAPLES: 3.0%
Kroger Company*	18,605	388,286
FINANCIAL SERVICES: 5.2%
A.G. Edwards Inc.	8,000	353,360
Stilwell Financial, Inc.	11,975	325,960
HEALTHCARE:8.6%
Apogent Technologies*	17,975	463,755
Dentsply International, Inc.	5,515	276,881
Edwards Lifesciences Co.*	14,100	389,583
INDUSTRIAL:10.0%
Dover Corp.	9,800	363,286
Expeditors International of Washington,Inc.	9,000	512,550
Mohawk Industries, Inc.*	8,020	440,138
INSURANCE:17.1%
MGIC Investment Corp.	7,200	444,384
Markel Corp.*	3,075	552,424
Mercury General Corp.	10,000	436,600
Odyssey Reinsurance Holdings	23,970	424,269
Unumprovident Corp.	14,055	372,598
MATERIALS:3.0%
Martin Marietta Materials	8,295	386,547
TECHNOLOGY:7.5%
American Power Conv.*	20,765	300,781
Avnet, Inc.	14,000	356,580
Kemet Corp.*	18,035	320,121
TELECOMMUNICATIONS:3.0%
Telephone & Data Systems, Inc.	4,280	384,130
TOTAL COMMON STOCKS (cost $9,343,703)		$11,528,943
REPURCHASE AGREEMENT: 11.4% of net assets
Morgan Stanley Dean Witter and Company issued 12/31/01 at 1.4%, due 1/2/02, collateralized by $1,518,901 in United States Treasury Notes due 4/30/02. Proceeds at maturity are $1,489,116 (cost $1,489,000)		1,489,000
TOTAL INVESTMENTS: 99.8% of net assets (cost $10,832,703)		$13,017,943
CASH AND RECEIVABLES LESS LIABILITIES: 0.2% of net assets		18,875
NET ASSETS: 100%		$13,036,818

*Non-income producing

Foresight Fund • Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 30.3% of net assets
BANKS:5.4%
Marshall & Ilsley Corp.	2,000	$126,560
Southtrust Corp.	4,240	104,601
CONSUMER DISCRETIONARY-OTHER: 2.1%
Liz Claiborne	1,805	89,799
FINANCIAL SERVICES: 2.3%
Federal Home Loan Mortgage Corp.	1,500	98,100
HEALTHCARE:5.3%
Bristol Myers Squibb	1,750	89,250
Edwards Lifesciences Co.*	5,065	139,946
INDUSTRIAL:4.3%
Dover Corp.	2,650	98,235
Midwest Express Holdings, Inc.*	6,185	90,301
INSURANCE:7.4%
MBIA, Inc.	2,250	120,667
MGIC Investment Corp.	3,215	198,430
TECHNOLOGY:3.5%
Check Point Software Technologies*	1,300	51,857
Cisco Systems Inc.*	3,940	71,353
Tellabs Inc.*	1,855	27,881
TOTAL COMMON STOCKS (cost $1,173,756)		$ 1,306,980
	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS: 59.1% of net assets
Federal Home Loan Bank, 1.66%, 1/18/02	750,000	749,438
Federal Home Loan Mortgage Corp., 1.79%, 1/3/02	350,000	349,982
Federal Home Loan Mortgage Corp., 1.93%, 1/15/02	700,000	699,573
Federal National Mortgage Association, 1.75%, 2/19/02	750,000	748,328
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,547,192)		$2,547,321
REPURCHASE AGREEMENT: 10.5% of net assets
Morgan Stanley Dean Witter and Company issued 12/31/01 at 1.4%, due 1/2/02, collateralized by $463,117 in United States Treasury Notes due 4/30/02. Proceeds at maturity are $454,035 (cost $454,000)		454,000
TOTAL INVESTMENTS: 99.9% of net assets (cost $4,174,948)		$ 4,308,301
CASH AND RECEIVABLES: 0.1% of net assets		1,695
NET ASSETS: 100%		$04,309,996

*Non-income producing

Statements of Assets and Liabilities

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities*	$27,377,481	$21,019,353	$11,528,943	$03,854,301
Repurchase agreements	3,512,000	1,982,000	1,489,000	454,000
Total investments	30,889,481	23,001,353	13,017,943	4,308,301
Cash	678	697	36,330	141
Receivables
Dividends and interest	11,853	128,894	4,667	966
Capital shares sold	23,571	4,461	127,105	588
Total assets	$30,925,583	$23,135,405	$13,186,045	$04,309,996
LIABILITIES
Payables
Investment securities purchased	390,290	273,303	148,935	--
Capital shares redeemed	8,816	5,817	292	--
Total liabilities	$0 399,106	$0 279,120	$0 149,227	--
NET ASSETS (Note 7)	$30,526,477	$22,856,285	$13,036,818	$04,309,996
CAPITAL SHARES OUTSTANDING	1,640,340	1,278,958	1,299,092	342,042
NET ASSET VALUE PER SHARE	$0000,18.61	$0000,17.87	$0000,10.04	$0000,12.60
*INVESTMENT SECURITIES, AT COST	$25,020,076	$19,633,967	$09,343,703	$03,720,948

Statements of Operations

For the year ended December 31, 2001

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
INVESTMENT INCOME (Note 1)
Interest income	$157,888	$548,326	$ 60,362	$ 78,539
Dividend income	248,698	128,391	58,190	11,244
Other income	730	149	18,622	--
Total investment income	407,316	676,866	137,174	89,783
EXPENSES(Notes 3 and 5)
Investment advisory fees	216,560	168,689	76,684	25,348
Other expenses	115,499	101,213	51,123	16,899
Total expenses	332,059	269,902	127,807	42,247
NET INVESTMENT INCOME	$75,257	$406,964	$9,367	$47,536
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(1,078,295)	(525,686)	433,673	(74,697)
Change in net unrealized appreciation (depreciation) of investments	312,321	365,450	1,110,944	(41,905)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	$(765,974)	$(160,236)	$1,544,617	$(116,602)
TOTAL INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(690,717)	$246,728	$1,553,984	$(69,066)

Statements of Changes in Net Assets

For the year indicated

	Investors Fund		Balanced Fund
	Year Ended December 31,		Year Ended December 31,
	2001	2000	2001	2000
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 75,257	$ 14,885	$ 406,964	$ 368,025
Net realized gain (loss) on investments	(1,078,295)	4,075,053	(525,686)	2,319,593
Change in net unrealized appreciation (depreciation) of investments	312,321	(1,408,790)	365,450	(621,845)
Total increase (decrease) in net assets resulting from operations	(690,717)	2,681,148	246,728	2,065,773
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(83,935)	(6,207)	(406,964)	(367,836)
From net capital gains	(1,440,392)	(3,947,841)	(865,074)	(2,074,038)
Total distributions	(1,524,327)	(3,954,048)	(1,272,038)	(2,441,874)
CAPITAL SHARE TRANSACTIONS (Note 8)	5,260,455	(572,472)	2,100,771	(3,169,297)
TOTAL INCREASE (DECREASE) IN NET ASSETS	$ 3,045,411	$(1,845,372)	$ 1,075,461	$(3,545,398)
NET ASSETS
Beginning of year	$27,481,066	$29,326,438	$21,780,824	$25,326,222
End of year (including accumulated undistributed net investment income of $0 and $8,678, respectively for the Investors Fund and $189 and $189, respectively for the Balanced Fund)	$30,526,477	$27,481,066	$22,856,285	$21,780,824

	Mid-Cap Fund		Foresight Fund
	Year Ended December 31,		Year Ended December 31,
	2001	2000	2001	2000
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 9,367	$ 32,235	$ 47,536	$ 57,612
Net realized gain (loss) on investments	433,673	1,690,409	(74,697)	185,927
Change in net unrealized appreciation (depreciation) of investments	1,110,944	(317,662)	(41,905)	128,838
Total increase (decrease) in net assets resulting from operations	1,553,984	1,404,982	(69,066)	372,377
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(11,854)	(29,748)	(105,188)	--
From net capital gains	(826,352)	(1,573,816)	-	--
Total distributions	(838,206)	(1,603,564)	(105,188)	--
CAPITAL SHARE TRANSACTIONS (Note 8)	3,219,655	510,592	1,626,726	(99,379)
TOTAL INCREASE IN NET ASSETS	$ 3,935,433	$ 312,010	$ 1,452,472	$ 272,998
NET ASSETS
Beginning of year	$ 9,101,385	$ 8,789,375	$ 2,857,524	$ 2,584,526
End of year (including accumulated undistributed net investment income of $0 and $2,487, respectively for the Mid-Cap Fund and $0 and $57,652, respectively for the Foresight Fund)	$13,036,818	$ 9,101,385	$ 4,309,996	$ 2,857,524

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	Year Ended December 31,
	2001	2000	1999	1998	1997[1]
Net asset value beginning of year	$20.06	$21.10	$24.26	$22.37	$19.16
Investment operations:
Net investment income (loss)	0.04	0.01	(0.01)	0.04	0.14
Net realized and unrealized gain (loss) on investments	(0.54)	2.28	1.21	4.13	6.39
Total from investment operations	(0.50)	2.29	1.20	4.17	6.53
Less distributions:
From net investment income	(0.05)	(0.01)	.--	(0.04)	(0.14)[2]
From net capital gains	(0.90)	(3.32)	(4.36)	(2.24)	(3.18)[2]
Total distributions	(0.95)	(3.33)	(4.36)	(2.28)	(3.32)[2]
Net asset value, end of year	$18.61	$20.06	$21.10	$24.26	$22.37
Total return (%)	(2.52)	10.84	5.06	18.66	34.84
Ratios and supplemental data
Net assets, end of year (in thousands)	$30,526	$27,481	$29,326	$29,528	$25,202
Ratio of expenses to average net assets (%)	1.15	1.15	1.15	1.16	1.15
Ratio of net investment income (loss) to average net assets (%)	0.26	0.05	(0.03)	0.17	0.49
Portfolio turnover (%)	.63	.81	.74	.85	.78[3]

1 - All data reflect share price adjustment due to fund merger on June 13, 1997. (See note 1).
2 - Includes distribution attributable to net investment income and net realized gain from Mosaic Investors Fund. (See note 1).
3 - For purposes of determining portfolio turnover, the transfer of securities pursuant to the merger on June 13, 1997 are not considered.

BALANCED FUND

	Year Ended December 31,
	2001	2000	1999	1998	1997[1]
Net asset value beginning of year	$18.68	$18.95	$20.47	$19.48	$18.09
Investment operations:
Net investment income	0.33	0.33	0.33	0.37	0.40
Net realized and unrealized gain (loss) on investments	(0.12)	1.69	0.31	2.56	4.04
Total from investment operations	0.21	2.02	0.64	2.93	4.44
Less distributions:
From net investment income	(0.33)	(0.33)	(0.33)	(0.37)	(0.41)[2]
From net capital gains	(0.69)	(1.96)	(1.83)	(1.57)	(2.64)[2]
Total distributions	(1.02)	(2.29)	(2.16)	(1.94)	(3.05)[2]
Net asset value, end of year	$17.87	$18.68	$18.95	$20.47	$19.48
Total return (%)	1.17	10.79	3.14	15.15	25.49
Ratios and supplemental data
Net assets, end of year (in thousands)	$22,856	$21,781	$25,326	$24,735	$17,403
Ratio of expenses to average net assets (%)	1.20	1.20	1.20	1.20	1.35
Ratio of net investment income to average net assets (%)	1.81	1.70	1.57	1.83	1.80
Portfolio turnover (%)	.60	.66	.55	.94	.78[3]

1 - All data reflect share price adjustment due to fund merger on June 13, 1997. (See note 1).
2 - Includes distribution attributable to net investment income and net realized gain from Mosaic Investors Fund. (See note 1).
3 - For purposes of determining portfolio turnover, the transfer of securities pursuant to the merger on June 13, 1997 are not considered.

MID-CAP FUND

	Year Ended December 31,				Nine Months Ended Dec. 31,
	2001	2000	1999	1998	1997
Net asset value beginning of year	$9.36	$9.57	$8.74	$9.25	$9.88
Investment operations:
Net investment income (loss)	0.01	0.04	.--	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.40	1.74	0.83	0.64	1.91
Total from investment operations	1.41	1.78	0.83	0.63	1.88
Less distributions:
From net investment income	(0.01)	(0.04)	.--	.--	.--
From net capital gains	(0.72)	(1.95)	.--	(1.14)	(2.51)
Total distributions	(0.73)	(1.99)	.--	(1.14)	(2.51)
Net asset value, end of year	$10.04	$9.36	$9.57	$8.74	$9.25
Total return (%)	15.32	18.46	9.50	6.81	26.06
Ratios and supplemental data
Net assets, end of year (in thousands)	$13,037	$9,101	$8,789	$10,207	$11,468
Ratio of expenses to average net assets (%)	1.25	1.25	1.25	1.26	1.271
Ratio of net investment income to average net assets (%)	0.09	0.38	(0.03)	(0.09)	(0.35)[1]
Portfolio turnover (%)	.47	.75	.65	.88	.80

The Fund commenced operations on July 21, 1983.
1 - Annualized.

FORESIGHT FUND

	Year Ended December 31,				Nine Months Ended Dec. 31,
	2001	2000	1999	1998	1997[1]
Net asset value beginning of year	$13.41	$11.46	$11.95	$10.46	$10.97
Investment operations:
Net investment income (loss)	0.15	0.27	0.37	0.22	(0.01)
Net realized and unrealized gain (loss) on investments	(0.54)	1.68	(0.49)	1.49	(0.50)
Total from investment operations	(0.39)	1.95	(0.12)	1.71	(0.51)
Less distributions from net investment income	(0.42)	.--	(0.37)	(0.22)	.--
Net asset value, end of year	$12.60	$13.41	$11.46	$11.95	$10.46
Total return (%)	(2.97)	17.02	(0.94)	16.36	(4.65)
Ratios and supplemental data
Net assets, end of year(in thousands)	$4,310	$2,858	$2,585	$3,294	$1,914
Ratio of expenses to average net assets[3] (%)	1.25	1.25	1.25	1.30	2.412
Ratio of net investment income to average net assets[3] (%)	1.41	2.37	2.73	2.59	0.052
Portfolio turnover (%)	.26	104.76		185.02

The Fund commenced operations on December 31, 1997.
1 - Prior to January 1, 1998, the Foresight Fund had different investment policies and objectives and was called Worldwide Growth Fund (see note 1).
2 - Annualized.
3 - Had the advisor not waived advisory fees, the ratios of expenses and net investment loss would have been 2.92% and (0.56%), respectively, for the nine month period ended December 31, 1997.

Notes to Financial Statements

For the year ended December 31, 2001

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust offers shares in four separate diversified funds which invest in differing securities. The Investors Fund, the surviving economic entity of the merger between Mosaic Equity Trust Investors Fund and Bascom Hill Investors, Inc., which occurred on June 13, 1997, is invested in established companies that may be undervalued and may offer significant growth potential. The Balanced Fund, the surviving economic entity of the merger between Mosaic Equity Trust Equity Income Fund and Bascom Hill BALANCED Fund, Inc., which occurred on June 13, 1997, is invested in a combination of investment grade fixed-income securities and equity securities of established companies. All financial information presented prior to the effective date of the mergers represents activity of the Bascom Hill Investors, Inc. and the Bascom Hill BALANCED Fund, Inc., respectively. The Mid-Cap Fund is invested primarily in “mid-cap” companies that may offer rapid growth potential. Effective January 1, 2002, the name of Mid-Cap Growth Fund was changed to Mid-Cap Fund. The Foresight Fund moves in and out of the stock and bond markets when these markets appear unusually over-or-under valued. Prior to January 1, 1998, the Foresight Fund was known as Worldwide Growth Fund, an international emerging markets fund. Its portfolio was liquidated on December 31, 1997 and information for the period prior to such liquidation is presented for informational purposes.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which questions are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year end. Additional distributions may be made if necessary.

Due to inherent differences in the recognition of income, expenses, and realized gains/ losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. In the Investors Fund and Mid-Cap Fund, permanent differences relating to realized losses on investments which are not deductible for tax purposes totaling $8,677 and $2,488, respectively, were reclassified from accumulated net realized gains (losses) to net paid in capital on shares of beneficial interest.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2001, the Investors Fund, Balanced Fund and Foresight Fund had available for federal income tax purposes an unused capital loss carryover of $1,078,295, $525,686 and $74,697, respectively, expiring December 31, 2009. The Foresight Fund has an additional capital loss carryover of $6,536 which expires on December 31, 2003.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

AICPA Audit and Accounting Guide: In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the “Guide”), was issued and is effective for fiscal years beginning after December 15, 2000. These accounting changes are expected to have no impact on the Funds.

2. Investments in Repurchase Agreements.  When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (“the Advisor”), earns an advisory fee equal to 0.75% per annum of the average net assets of each Fund. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	--	--
Other	$17,533,998	$15,587,957

Balanced Fund:
U. S. Gov’t Securities	$2,183,565	$2,034,750
Other	$9,994,172	$ 9,883,000

Mid-Cap Fund:
U. S. Gov’t Securities	--	--
Other	$6,624,187	$4,038,586

Foresight Fund:
U. S. Gov’t Securities	--	--
Other	$592,806	$320,693

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. This percentage is 0.40% for the Investors Fund, 0.45% for the Balanced Fund, and 0.50% for the Mid-Cap Fund and Foresight Fund. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2001:

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
Aggregate Cost	$28,532,076	$21,615,967	$10,832,703	$ 4,174,948
Gross unrealized appreciation	3,228,882	1,885,854	2,312,503	263,501
Gross unrealized depreciation	(871,477)	(500,468)	(127,263)	(130,148)
Net unrealized appreciation	$ 2,357,405	$ 1,385,386	$ 2,185,240	$ 133,353

7. Net Assets. At December 31, 2001, net assets include the following:

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
Net paid in capital on shares of beneficial interest	$29,247,367	$21,996,396	$10,682,233	$ 4,257,876
Undistributed net investment income	--	189	--	--
Accumulated net realized gains (losses)	(1,078,295)	(525,686)	169,345	(81,233)
Net unrealized appreciation on investments	2,357,405	1,385,386	2,185,240	133,353
Total Net Assets	$30,526,477	$22,856,285	$13,036,818	$ 4,309,996

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

Investors Fund	Year Ended December 31,
	2001	2000
In Dollars
Shares sold	$8,391,325	$14,147,282
Shares issued in reinvestment of dividends	1,472,835	3,778,471
Total shares issued	9,864,160	17,925,753
Shares redeemed	(4,603,705)	(18,498,225)
Net increase (decrease)	$5,260,455	$(572,472)
In Shares
Shares sold	430,803	690,612
Shares issued in reinvestment of dividends	78,472	188,265
Total shares issued	509,275	878,877
Shares redeemed	(238,991)	(898,739)
Net increase (decrease)	270,284	(19,862)
Balanced Fund	Year Ended December 31,
	2001	2000
In Dollars
Shares sold	$3,750,703	$(1,322,549
Shares issued in reinvestment of dividends	1,196,445	2,288,488
Total shares issued	4,947,148	3,611,037
Shares redeemed	(2,846,377)	(6,780,334)
Net increase (decrease)	$2,100,771	$(3,169,297)
In Shares
Shares sold	200,800	70,728
Shares issued in reinvestment of dividends	66,485	122,208
Total shares issued	267,285	192,936
Shares redeemed	(154,022)	(364,046)
Net increase (decrease)	113,263	(171,110)
Mid-Cap Fund	Year Ended December 31,
	2001	2000
In Dollars
Shares sold	$3,307,975	$3,160,071
Shares issued in reinvestment of dividends	813,835	1,546,844
Total shares issued	4,121,810	4,706,915
Shares redeemed	(902,155)	(4,196,323)
Net increase	$3,219,655	$510,592
In Shares
Shares sold	338,739	340,497
Shares issued in reinvestment of dividends	82,103	164,733
Total shares issued	420,842	505,230
Shares redeemed	(93,709)	(451,478)
Net increase	327,133	53,752
Foresight Fund	Year Ended December 31,
	2001	2000
In Dollars
Shares sold	$1,973,545	$(,446,822
Shares issued in reinvestment of dividends	100,308	--
Total shares issued	2,073,853	446,822
Shares redeemed	(447,127)	(546,201)
Net increase (decrease)	$1,626,726	$ (99,379)
In Shares
Shares sold	155,372	35,263
Shares issued in reinvestment of dividends	7,740	--
Total shares issued	163,112	35,263
Shares redeemed	(34,165)	(47,610)
Net increase (decrease)	128,947	(12,347)

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison’s Wisconsin State Journal newspaper.	All 14 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (residential real estate brokers) of Madison, WI.	All 14 Mosaic Funds	None
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 14 Mosaic Funds	None

Interested Trustees*
Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 14 Mosaic Funds	Capital Bank of Madison, WI
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	All 14 Mosaic Funds	None

Officers*
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 14 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 14 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary and General Counsel	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 14 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC; formerly CFO of Amcore Bank-South Central and auditor for McGladrey & Pullen accounting firm.	All 14 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund
  Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by Mosaic Funds Distributor, LLC in any jurisdiction in which such offering may not be lawfully made.

Transfer Agent
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
888-670-3600

Shareholder Service
Toll-free nationwide: (888) 670 3600
Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

Mosaic Funds
550 Science Drive
Madison, Wisconsin 53711
www.mosaicfunds.com

SEC File Number 811-3615